                                 EXHIBIT 10.02

             FIRST AMENDMENT TO PURCHASE AND ASSUMPTION AGREEMENT
             ----------------------------------------------------


     This Amendment, dated April 4, 1995, amends a Purchase and Assumption Agreement dated December 6, 1994 (the "Agreement") among The Chase Manhattan Bank (National Association), a national banking association having its principal place of business in New York, New York ("Seller"), Community Bank, National Association, a national banking association having its administrative offices in DeWitt, New York ("Buyer") and Community Bank System, Inc., a Delaware corporation having its principal place of business in DeWitt, New York ("CBSI").

                                   AMENDMENT

     1. The parties hereby amend Section 9.1 of the Agreement to read as follows:

              (A) CLOSING ("CLOSING") SHALL OCCUR ON A FRIDAY TO BE AGREED UPON BY THE PARTIES (THE "CLOSING DATE"), BUT IN NO EVENT SHALL THE CLOSING DATE OCCUR AFTER JULY 31, 1995, PROVIDED THAT IF A REGULATORY APPROVAL DESCRIBED IN SECTION 9.3(A) HAS NOT BEEN OBTAINED ON OR BEFORE JUNE 30, 1995 DUE TO THE PROTEST SUBMITTED BY INNER CITY PRESS/COMMUNITY ON THE MOVE, THE CLOSING SHALL OCCUR NO LATER THAN THE EARLIER OF THE THIRTIETH (30TH) DAY FOLLOWING BUYER'S RECEIPT OF SUCH REGULATORY APPROVAL OR AUGUST 31, 1995. CLOSING SHALL BE EFFECTIVE AS OF THE CLOSE OF BUSINESS ON THE CLOSING DATE. CLOSING SHALL TAKE PLACE AT SELLER'S OFFICES LOCATED ON THE FIFTH FLOOR OF THE CLINTON SQUARE BUILDING, ROCHESTER, NEW YORK AT 10:00 A.M. ON THE CLOSING DATE.

              (B) THE PARTIES SHALL USE REASONABLE EFFORTS TO CONDUCT THE CLOSING ON OR BEFORE JULY 14, 1995, PROVIDED THAT THE ISSUANCE (AS DEFINED IN SECTION 11.1) CAN BE ACCOMPLISHED IN A SUFFICIENT AMOUNT OF TIME BEFORE THAT DATE.

     2. The parties hereby amend Section 10.1(b) of the Agreement to read as follows:

              (B) CLOSING DOES NOT OCCUR (I) ON OR BEFORE JULY 31, 1995 OR (II) IF A REGULATORY APPROVAL DESCRIBED IN SECTION 9.3(A) HAS NOT BEEN OBTAINED ON OR BEFORE JUNE 30, 1995 DUE TO THE PROTEST SUBMITTED BY INNER CITY PRESS/COMMUNITY ON THE MOVE, NO LATER THAN THE EARLIER OF THE THIRTIETH DAY FOLLOWING BUYER'S RECEIPT OF SUCH REGULATORY APPROVAL OR AUGUST 31, 1995.

     3. The parties hereby amend the last sentence of Section 3.1 of the Agreement to read as follows:

              NEVERTHELESS, IF THE CLOSING DOES NOT OCCUR ON OR BEFORE JUNE 30, 1995, THE PERIOD OF FIVE (5) BUSINESS DAYS SHALL END ON JUNE 30, 1995 AND NOT ON THE FIFTH (5TH) BUSINESS DAY PRECEDING THE CLOSING DATE.

     4.  The parties hereby add the following sentence at the end of Section
12.9 of the Agreement:

         NOTWITHSTANDING THE FIRST SENTENCE OF THIS SECTION, BUYER SHALL PROMPTLY REIMBURSE SELLER FOR THE AMOUNT PAYABLE TO PRICE, WATERHOUSE FOR A COMFORT LETTER RELATING TO CERTAIN INFORMATION PROVIDED BY SELLER FOR INCLUSION IN THE REGISTRATION STATEMENT DESCRIBED IN SECTION 11.2(B) OF THIS AGREEMENT.

     5. The parties hereby agree to amend Schedule 1.1B to the Agreement prior to the Closing to delete certain municipalities and school districts whose Deposit Accounts the parties agree will not be transferred at Closing.

     6. Certain capitalized terms used in this Amendment are defined in the Agreement.

     7. This Amendment shall not affect the rights and responsibilities of the parties under any other section of the Agreement including, by way of example and not by limitation, CBSI's obligation to prepare and file a registration statement with the Securities and Exchange Commission "promptly" and to use reasonable efforts to have the registration statement declared effective "promptly" after filing the registration statement or Seller's rights under Sections 10.2 and 10.3 of the Agreement.


                              THE CHASE MANHATTAN BANK
                              (NATIONAL ASSOCIATION)


                               By:  /s/ Jerry A. DeRojas
                                  ---------------------------------------
                                    Jerry A. DeRojas, Vice President



                               COMMUNITY BANK, NATIONAL ASSOCIATION


                               By:  /s/ Sanford A. Belden
                                  ----------------------------------------
                                    Sanford A. Belden, President and CEO


                               COMMUNITY BANK SYSTEM, INC.


                               By:  /s/ Sanford A. Belden
                                  ----------------------------------------
                                    Sanford A. Belden, President and CEO

                                      -2-